UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
May 1, 2019

FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)

The Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands

(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 1, 2019, the Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. ("the Company") was held.  A total of 46,355,248 Ordinary Shares, or 96% of the Ordinary Shares issued and outstanding as of the March 12, 2019 record date, was represented in person or by proxy.  The proposals presented at the Annual General Meeting of Shareholders are described in detail in the Company’s Proxy Statement for the 2019 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2019.  All of the nominees for director described in that proxy statement were elected to serve until the Company’s 2022 Annual General Meeting of Shareholders and each of the other items considered at the 2019 Annual General Meeting was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1

To elect two directors to serve until the Company’s 2022 Annual General Meeting of Shareholders.

Directors	For	Against	Abstained	Broker Non-Votes
Amir Abu-Ghazaleh	38,306,134	6,895,690	3,533	1,149,891
Mary Ann Cloyd	44,984,692	217,239	3,426	1,149,891

Proposal 2

To approve and adopt the Company’s financial statements for the fiscal year ended December 28, 2018.

For	46,231,989
Against	18,189
Abstained	105,070

Proposal 3

To ratify the appointment of Ernst & Young LLP as independent registered certified public accounting firm to the Company for the fiscal year ending December 27, 2019.

For	46,139,003
Against	210,739
Abstained	5,506

Proposal 4

To approve, on an advisory, non-binding basis, the Company’s executive compensation.

For	36,217,568
Against	8,785,727
Abstained	202,062
Broker Non-Votes	1,149,891

Item 8.01 – Other Events

On May 1, 2019, the Company's Board of Directors appointed Michael J. Berthelot as Lead Independent Director, replacing Edward L. Boykin upon Mr. Boykin's retirement from the Company's Board of Directors at the 2019 Annual General Meeting of Shareholders. In addition, the Company's Board of Directors appointed Mary Ann Cloyd to serve as Chair of the Audit Committee and a Member of the Governance Committee of the Board of Directors, similarly replacing Mr. Boykin upon his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	May 1, 2019	By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Senior Vice President & Chief Financial Officer